                                                                  EXHIBIT 10.2
                            ANN ARBOR STROMAL, INC.

                            1989 STOCK OPTION PLAN

                            Adopted August 15, 1989


     1.     PURPOSE.

            (a) The purpose of the Plan is to provide a means which selected key employees and directors (if declared eligible under paragraph 4) of and consultants to Ann Arbor Stromal, Inc., a Michigan corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

            (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

            (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the services of new employees/persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

            (d) The Company intends that the options issued under the Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated

                                      1.

pursuant to subparagraph 2(c), be either incentive stock options as that term is used in Section 422A of the Code ("Incentive Stock Options"), or options which do not qualify as incentive stock options ("Supplemental Stock Options"). All options shall be separately designated Incentive Stock Options or Supplemental Stock Options at the time of grant, and in such form as issued pursuant to paragraph 5, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Supplemental Stock Option shall not be treated as an incentive stock option.

     2.     ADMINISTRATION.
            --------------

            (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

            (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                    (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; whether the option will be an Incentive Stock Option or a Supplemental Stock Option; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the

                                      2.

number of shares for which an option shall be granted to each such person.

                    (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                    (3)     To amend the Plan as provided in paragraph 10.

                    (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

            (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first

                                      3.

registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

            (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c): (i) who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates; or (ii) who is otherwise considered to be a "disinterested person" in accordance with the rules, regulations or interpretations of the Securities and Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                      4.

            (e) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply.

     3.     SHARES SUBJECT TO THE PLAN.
            --------------------------

            (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one million three hundred sixty-three thousand six hundred thirty-six (1,363,636) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

            (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

            (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options (as defined in the Code) granted after 1986 are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined

                                      5.

that an option granted under the Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a Supplemental Stock Option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an incentive stock option by reason of exceeding such maximum, such option or the applicable portion shall be considered a Supplemental Stock Option.

     4.     ELIGIBILITY.
            -----------

            (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee (including an officer) of the Company or any Affiliate. Supplemental Stock Options may be granted only to key employees (including officers) of, directors of or consultants to the Company or its Affiliates. A director of the Company shall not be eligible for a Supplemental Stock Option unless such director is also a key employee (including an officer) of or consultant to the Company or any Affiliate.

            (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person

                                      6.

to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director: (i) a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d); (ii) the Committee consists solely of "disinterested persons" as defined in subparagraph 2(d); or (iii) the Plan otherwise complies with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. This subparagraph 4(b) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

            (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

     5.     OPTION PROVISIONS.
            -----------------

            Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be

                                      7.

identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

            (a) The term of any option shall not be greater than twelve (12) years from the date it was granted.

            (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each Supplemental Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted.

            (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee.

                                      8.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

            (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

            (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

                                      9.

            (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and
(2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

            (g) An option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, unless (i) such termination is due to such person's permanent and total

                                      10.

disability, within the meaning of Section 422A(c)(7) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director; or (ii) the optionee dies while in the employ of or while serving as a consultant or director to the Company or an Affiliate, or within not more than three (3) months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant or director, or (b) that it may be exercised more than three (3) months after termination of the relationship with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.

            (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his

                                      11.

or her employment or relationship as a consultant or director with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

            (i) To the extent provided by the terms of an option, the optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the common stock having a fair market value less than or equal to the amount of the withholding tax obligation.

     6.     COVENANTS OF THE COMPANY.
            ------------------------

            (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

                                      12.

            (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

     7.     USE OF PROCEEDS FROM STOCK.
            --------------------------

            Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

     8.     MISCELLANEOUS.
            -------------

            (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised or the time during which an option or any part thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time during which it may be exercised or the time during which it will vest.

                                      13.

            (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

            (c) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

            (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a consultant or director) or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee or optionee with or without cause. In the event that an optionee is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment for purposes of paragraph 5(g) hereof and corresponding provisions of

                                      14.

any outstanding options, and (ii) suspend or otherwise delay the time or times at which the shares subject to the option would otherwise vest.

     9.     ADJUSTMENTS UPON CHANGES IN STOCK.

            (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

            (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) such options shall continue in full force and effect. In the event any surviving corporation

                                      15.

refuses to assume or continue such options, or to substitute similar options for those outstanding under the Plan, then, with respect to options held by persons then performing services as employees or as consultants or directors for the Company as the case may be, the time during which such options may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

     10.    AMENDMENT OF THE PLAN.
            ---------------------

            (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                    (i) Increase the number of shares reserved for options under the Plan;

                    (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422A(b) of the Code); or

                    (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422A(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

                                      16.

            (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or incentive stock options granted under it into compliance therewith.

            (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

     11.    TERMINATION OR SUSPENSION OF THE PLAN.
            -------------------------------------

            (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

            (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

     12.    EFFECTIVE DATE OF PLAN.
            ----------------------

            The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised

                                      17.

unless and until the Plan has been approved by the shareholders of the Company.

                                      18.

                       INCENTIVE STOCK OPTION AGREEMENT

                                            OPTIONEE:

          AASTROM Biosciences, Inc., formerly known as Ann Arbor Stromal, Inc., (the "Company"), pursuant to its 1989 Stock Option Plan (the "Plan"), hereby grants to you, the Optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The date of grant of this option is ____________.

          The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange
Commission under the Securities Act of 1933, as amended (the "Act").

          The details of your option are as follows:

          1. The total number of shares of Common Stock subject to this option is ___________. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

              Number of Shares                  Date of Earliest Exercise
              ----------------                  -------------------------
               (Installment)                            (Vesting)






provided, however, you will be entitled to exercise this option with respect to all of the shares of Common Stock subject to this

Incentive Stock Option Agreement
Page 2

     option is your employment by the Company is terminated upon or at any time within six (6) months after the date of a "change of control" of the Company (as defined below), unless such termination is for cause (as defined below). For purposes of this Agreement, a "change of control" shall be deemed to have occurred if in a single transaction or a series of related transactions occurring within a twelve month period: all or substantially all of the business or assets of the Company is sold, transferred or leased; the Company is merged into or consolidated with another entity and, as a result, the shareholders of the Company immediately prior to the merger own less than 51% of the voting capital stock of the successor corporation; there is a change of control of 51% or more of the outstanding capital stock of the Company on a fully diluted basis; or a new shareholder acquires the right to elect a majority of the board of directors. The date of such "change of control" for purposes of this Agreement shall be the date of the closing of the transaction which is deemed to constitute a change of control under the foregoing sentence, or if a series of related transactions is deemed to constitute a change of control, the date of the closing of the last transaction in the series. For purposes of this Agreement, "cause" shall include disclosure of any proprietary information of the Company or of any third party in violation of the Proprietary Information and Invention Agreement between you and the Company; any commission of a felony; willful misconduct; or any commission of any act or series of acts of dishonesty which are injurious to the best interests of the Company.

2. a. The exercise price of this option is ________ per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

     b. Payment of the exercise price per share is due in full in cash (including check) upon exercise of the option with respect to all or any part of each installment which has become exercisable by you. Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or

Incentive Stock Option Agreement
Page 3

             check) by the Company prior to the issuance of Common Stock.

     3. The minimum number of shares with respect to which this option may be exercised at any one time is one hundred (100) except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than one hundred (100) shares, in which case, as to the exercise of that installment, the number of shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of this option this paragraph 3 shall not apply.

     4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or if such shares are not then so registered, the Company has determined that such exercise and issuance is exempt from the registration requirements of the Act.

     5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates ten (10) years from the date this option is granted. This option shall terminate prior to the expiration of its term as follows: this option shall terminate three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason (including without limitation a termination in connection with a "change of control" of the Company, as defined in paragraph 1 hereof) unless:

         a. such termination of your employment is due to your permanent and total disability (within the meaning of Section 422A(c)(7) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or one (1) year following such termination of employment; or

         b. such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or eighteen (18) months after your death; or

         c. during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which

Incentive Stock Option Agreement
Page 4

             event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after termination of employment; or

         d. exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

             However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable under the provisions of paragraph 1 of this option on the date of termination of employment.

     6. a. This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

         b.  By exercising this option you agree that:

             (i) The Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

            (ii) you will notify the Company in writing within fifteen (15) days after the date of any

Incentive Stock Option Agreement
Page 5


               disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of the option hereunder or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

     (iii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you do not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred fifty (150) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters; provided, however, that such restriction shall apply only if, on the Effective Date, you are an officer, director, or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction, you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees;
               (ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Incentive Stock Option Agreement
Page 6


     7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

     8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

     9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control; provided, however, that you shall be entitled to receive stock options on additional shares of the Corporation's common stock to protect you against dilution of your share holding to the full extent provided by your Employment Agreement with the Company.

     Dated as of the ____ day of ___________, 19__.


                                       Very truly yours,

                                       AASTROM BIOSCIENCES, INC.


                                       By:
                                          --------------------------------------

                                       Duly authorized on behalf of
                                       the Board of Directors.

Incentive Stock Option Agreement
Page 7


     The undersigned:


          a. Acknowledges receipt of the foregoing and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

          b. Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquistion of stock in the Company and supersedes all prior oral and written agreements on that subject.


                                            -------------------------
                                            OPTIONEE

                                            Address:



Attachment:

1989 Stock Option Plan

Stock Transfer Restriction and Buy-Out Agreement